Other Non-Current Assets	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets
Other non-current assets

	At December 31,
In thousands of U.S. dollars	2017	2016
Scorpio LR2 Tanker Pool Ltd. pool working capital contributions (1)	$28,050	$13,600
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (2)	6,751	5,617
Scorpio LR1 Tanker Pool Ltd. pool working capital contributions(1)	6,600	—
Working capital contributions to Scorpio Group Pools	41,401	19,217

Sellers credit on lease financed vessels (3)	8,581	—
Capitalized loan fees (4)	582	2,278
Other	120	—
	$50,684	$21,495

(1)
Upon entrance into the Scorpio LR2 and LR1 Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract.

(2)
Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract.

(3)
The sellers credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised, or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration.

(4)
Primarily represents upfront loan fees on our credit facilities that are expected to be used to finance newbuilding vessels. These are reclassified to Debt when the tranche of the loan to which the vessel relates is drawn.